UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Private Placement of Senior Notes

On June 26, 2025, Aditxt, Inc. (the “Company”) issued and sold senior notes (each, a “Note”) to accredited investors in the aggregate original principal amount of $1,000,000 for a purchase price of $800,000, reflecting an aggregate original issue discount of $200,000. The Notes bear interest at a rate of 10% per annum and have a maturity date of September 30, 2025 (the “Maturity Date”). So long as any amounts remain outstanding under the Notes, 100% of the gross proceeds received by the Company on or after the date hereof from sales of common stock of the Company pursuant to any at-the-market offering, equity-line or other similar transaction shall be used to redeem the Notes at a redemption premium equal to 120%. The Notes contains certain standard events of default, as defined in the Note. Following the Maturity Date and until all of the Notes have been satisfied, the Company shall be prohibited from taking certain actions, including but not limited to, incurring any additional indebtedness, redeeming any capital stock or declaring or paying any dividends.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Note, a copy of which is attached hereto as Exhibit 10.1.

Purchase of Senior Subordinated Convertible Note and Warrant of Evofem Biosciences, Inc.

On June 26, 2025, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Evofem Biosciences, Inc. (“Evofem”), pursuant to which the Company purchased (i) a senior subordinated convertible note (the “Evofem Note”) of Evofem in the principal amount of $1,423,076.92, and (ii) a warrant (the “Evofem Warrant”) to purchase up to 92,407,592 shares of Evofem common stock for a purchase price of $925,000.

The Evofem Note is a senior subordinate obligation of Evofem and will accrue interest at a rate of 8% per annum, which will adjust to 12% upon an Event of Default (as defined in the Evofem Note). The Evofem Note is initially convertible into shares of common stock of Evofem at a conversion price of $0.0154 per share, subject to adjustment as described therein. The Note may not be converted by the Company if, after giving effect to such conversion, the Company would beneficially own in excess of 9.99% of Evofem common stock. Unless earlier converted, or redeemed, the Evofem Notes will mature on  June 26, 2028.

The Evofem Warrant is exercisable into shares of common stock of Evofem at an exercise price of $0.0154, subject to adjustment as described therein, and may be exercised on a cashless basis. The Evofem Warrant may not be exercised by the Company if, after giving effect to such exercise, the Company would beneficially own in excess of 9.99% of Evofem common stock. The Evofem Warrant is exercisable for a term of five years,

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of the Note is incorporated by reference herein in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” relating to the issuance of the Notes is incorporated by reference herein in its entirety. The Company issued the Notes in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On June 26, 2025, Amro Albanna, the Chief Executive Officer of the Company, presented at Wall Street Reporter’s Next Super Stock livestream event. A copy of the transcript of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor “provisions under the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the Company’s future results of operations and financial position are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “target,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the management team of the Company and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks including, but not limited to, the following risks: (1) the risk that the Company’s currently proposed transaction with Evofem may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (2) the failure to satisfy the conditions to the closing of the transaction with Evofem, including the approval by the stockholders of Evofem; (3) the ability to realize the anticipated benefits of the proposed transaction with Evofem; and (4) other risks and uncertainties indicated from time to time in the Company’s public filings with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other documents we filed, or will file with the SEC. There may be additional risks that the Company does not presently know, or that the Company currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaim any obligation to do so, except as otherwise required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer:

The information contained in the transcript furnished as Exhibit 99.1 is a textual representation of an audio recording of the event and while efforts are made to provide an accurate transcription, there may be material errors, omissions or inaccuracies in the reporting of the substance of the audio recording. The Company does not assume any responsibility for any investment or other decisions made based upon the information provided in this transcript. Users are advised to review the audio recording and the Company’s SEC filings before making any investment or other decisions. An archived recording of the event will be available for 30 days on the “Investor Relations” section of the Company’s website at www.aditxt.com.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Form of Senior Note (June 2025)
10.2	Securities Purchase Agreement by and between Evofem Biosciences Inc. and Aditxt, Inc. dated June 26, 2025
10.3	Form of Senior Subordinated Convertible Note of Evofem Biosciences, Inc. (June 2025)
10.4	Form of Warrant of Evofem Biosciences, Inc. (June 2025)
99.1	Transcript of Wall Street Reporter’s Next Super Stock livestream event – June 26, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2025

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer